UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

May 18, 2007 (May 14, 2007)
Date of report (Date of earliest event reported)
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Modigene Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

333-136424	20-0854033
(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1300, Vienna, Virginia 22182
(Address of Principal Executive Offices) (Zip Code)

(866) 644-7811
(Registrant’s Telephone Number, Including Area Code)

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

This current report responds to the following items on Form 8-K:

Item 4.01 Changes in Registrant’s Certifying Accountant

Item 9.01 Financial Statements and Exhibits

i

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective as of May 14, 2007, we dismissed Hansen, Barnett & Maxwell, P.C. as our independent, registered accountants. Hansen, Barnett & Maxwell had previously been engaged as the principal accountant of Modigene Inc. (f/k/a LDG, Inc.) (referred to herein as “LDG”), prior to the completion of LDG’s reverse merger with Modigene Inc., a Delaware corporation (“Modigene Delaware”), the terms of which merger are disclosed in the May 14 Current Report. The reason for the dismissal of Hansen, Barnett & Maxwell, P.C. is that, following the consummation of the merger, (i) the former stockholders of Modigene Delaware own a significant portion of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by Modigene Delaware through its Israeli operating subsidiary ModigeneTech Ltd. The independent registered public accounting firm of Modigene Delaware was Ernest & Young LLP until February 2007, at which time Ernst & Young LLP as replaced by BKR-Yarel. We believe that it is in our best interest to have BKR-Yarel continue to work with our business, and we therefore retained that firm as our new independent registered accountants, effective as of May 14, 2007. BKR-Yarel is located at 1 Nirim Street, Tel-Aviv, Israel 67060.

The reports of Hansen, Barnett & Maxwell, P.C. on LDG’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, but did include an explanatory paragraph relating to LDG’s ability to continue as a “going concern.”

In connection with the audit of LDG’s financial statements since inception and through the date of the dismissal, there were no disagreements with Hansen, Barnett & Maxwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hansen, Barnett & Maxwell, would have caused Hansen, Barnett & Maxwell, P.C. to make reference to the matter in its reports.

The Company has provided Hansen, Barnett & Maxwell, P.C. with a copy of this Current Report, and has requested Hansen, Barnett & Maxwell, P.C. to furnish us with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. A copy of that letter is filed with this Current Report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIGENE INC.
(Registrant)

Date: May 18, 2007	By:	/s/ Shai Novik
Name: Shai Novik
Title: President